Subsequent Events	6 Months Ended	12 Months Ended
	Jun. 30, 2015	Dec. 31, 2014
Subsequent events
8.	Subsequent events

On July 29, 2015, the Company completed a second closing of a Series F convertible preferred stock financing and issued 3,164,872 shares for gross cash proceeds of $4.0 million. In conjunction with the second closing of this Series F convertible preferred stock financing, the Company and the majority holders of the Notes amended the Notes such that the closing constituted a qualified financing and, accordingly, the total outstanding principal amount of the Notes of $1.9 million and all unpaid accrued interest of $30,000, were converted into 1,511,723 shares of Series F convertible preferred stock and 372,045 Series F preferred stock warrants were issued to the Notes holders in connection with the conversion of the Notes to Series F convertible preferred stock. All preferred stock and warrants were converted to common stock and warrants to purchase common stock.

9. Subsequent Events

The Company evaluated subsequent events for recognition or disclosure through May 22, 2015, the date the financial statements for the year ended December 31, 2014 were available to be issued.

Series F Financing

On January 22, 2015 the Company completed a Series F convertible preferred stock offering that generated $3.3M in gross proceeds. In the offering, the Company issued Series F convertible preferred stock at a price of $1.2706 per share. The Series F convertible preferred stock is convertible at a conversion price of $1.2706 per share. The Series F convertible preferred stock has a conversion rate of 10:1 such that each individual share of Series F convertible preferred stock is convertible into ten shares of common stock. In conjunction with the Series F financing, the Company amended the certificate of incorporation to increase the number of authorized shares. The Company has 160,000,000 shares of authorized common stock, $0.001 par value per share, and the authorized, issued, and outstanding shares of convertible preferred stock, $0.001 par value per share, and liquidation preferences per share thereof were as follows:

	Shares Authorized	Shares Issued and Outstanding	Liquidation Preference Per Share
Series AA	7,327,166	7,327,166	$1.0000
Series BB	23,104,618	23,104,618	$1.2706
Series BB-1	5,978,477	5,978,477	$1.5054
Series CC	46,429,980	46,429,980	$1.2706
Series D	629,630	629,630	$6.3530
Series E	5,000,000	3,935,140	$2.5412
Series F	4,000,000	2,623,650	$6.3530

	92,469,871	90,028,661

All shares of preferred stock have a liquidation preference in the event of a change of control event. In the event of a liquidation or winding up of the Company, holders of Series F convertible preferred stock are entitled to the liquidation preference of $6.3530 for each such share of preferred stock, together with any declared but unpaid dividends, prior to the payment of any distributions to the holders of Series AA, Series BB, Series BB-1, Series C and Series D and Series E convertible preferred stock. The voting rights are equivalent to the voting rights of Series E convertible preferred stock. See Note 4.

New Lease

As of February 23, 2015 Catalyst signed a sublease in the same building that they have occupied since the current lease expired on February 28, 2015. The initial term of the sub-lease starts on March 1, 2015 and ends on August 31, 2015. The Sublease also has an extension option that would go through February 27, 2018. On March 1, 2015 the Company issued a letter of Credit in the amount of $56,947 held in the Company’s Money Market account to satisfy the security deposit requested by the sub lessor. The Company also issued a payment to sub lessor in the amount of $368,290 to prepay rent from March through August 31, 2015.

Merger Agreement

Targacept, Inc. (“Targacept”) and Catalyst Biosciences, jointly announced on March 5, 2015 that they had entered into a definitive agreement to merge the two companies. Subsequently, Targacept and Catalyst jointly amended the March 5, 2015 definitive merger agreement on May 6, 2015 and May 13, 2015. The combined entity, to be named Catalyst Biosciences, Inc., is intended to have combined capital including cash and cash equivalents of approximately $40.0 million at the closing of the transaction. There can be no assurances that the merger will be consummated.

The combined company will issue redeemable convertible notes with an aggregate principal amount of $37.0 million, which provides the potential for future capital investment in the combined company.

As part of the proposed transaction, the equityholders of Catalyst are expected to initially own approximately 58% of the combined company, and the operations of both companies will be combined. The initial ownership percentages are subject to adjustment based on Catalyst’s cash balance at closing. Targacept equity holders will retain approximately 42% of the combined company. Targacept stockholders will receive a dividend of an aggregate of $37.0 million in non-interest bearing convertible notes and approximately $19.0 million in cash. The notes will be convertible into the combined company’s common stock at any time within thirty months after closing at the noteholders’ discretion, at a conversion rate equal to $9.19, which represents 130% of the negotiated per-share value of the Company’s assets following the anticipated Pre-Closing Dividend, as adjusted to reflect the planned 7-for-1 reverse stock split described elsewhere in this proxy statement/prospectus/information statement. The combined company will establish an escrow fund of cash sufficient for repayment of any notes that are not converted to stock during the thirty months conversion period. If the redeemable convertible notes are fully converted, an additional $37.0 million held in escrow would be made available to the combined company within the thirty months following closing.

If the merger is consummated, Targacept’s name will be changed to Catalyst Biosciences, Inc., and Targacept will apply to change its ticker symbol on the NASDAQ Global Select Market to “CBIO”. Catalyst’s President and chief executive officer (CEO) will become the President and CEO of the combined company and the other Catalyst executive officers will assume their respective positions in the combined company, with select Targacept executives remaining involved on a transitional basis. The board of directors of the combined company will include four current board members of Catalyst and three from Targacept.